Dated 11 March 2013

Deed of Variation

BETWEEN:

1.	UNITED BREWERIES INTERNATIONAL (UK) LIMITED, a Company registered in England with number 1688201 whose Registered Office is at 75 Westow Hill, Crystal Palace, London, SE19 1TX of the first part (“UBI (UK)”), and

2.	KINGFISHER BEER EUROPE LIMITED, a Company registered in England with number 02367133 whose Registered Office is at Springfield House, Sandling Road, Maidstone, Kent ME14 2LP (formerly UBSN Limited) (“KBE”) of the other part

We refer to the Distribution Agreement dated October 9, 1998 and the Supplemental Agreement dated October 24, 2001 entered into between UBI (UK)and KBE (together the “Distribution Agreement”), pursuant to which UBI (UK) has granted an exclusive sub-license to KBE of the Trade Marks in the Territory.

This Deed of Variation sets out the terms on which UBI (UK) and KBE have agreed to amend the Distribution Agreement. The parties hereby agree that the amendments set out in this Deed of Variation shall take effect from 9 October 2013.

Unless otherwise expressly stated to the contrary, defined terms used in this Deed of Variation shall have the same meanings as defined in the Distribution Agreement. The amendments will be incorporated into and form part of the Distribution Agreement between UBI (UK) and KBE. For the avoidance of doubt, all other terms relating to the Distribution Agreement remain unaffected by the terms of this Deed of Variation and shall continue in full force and effect.

Amendments

1.	In clause 1.1 of the Distribution Agreement the definitions of “Brewing Agreement”, “Kingfisher Products” and “Territory” shall be deleted and replaced with the following-

	“Brewing Agreement	means the contract brewing and distribution agreement entered into between KBE and HUK on or around [March] 2013 and which has as its commencement date 9th October 2013;”

	“Kingfisher Products	means Kingfisher beer;”

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	“Territory	United Kingdom, Belgium, the Netherlands, France, Germany, Italy, Austria, Switzerland, Finland, Sweden, Norway, Denmark, Eire, Luxembourg, Iceland, Greece, Spain, Portugal and Liechtenstein, Hungary, Malta, Poland, Romania, Albania, Armenia, Azerbaijan, Belarus, Bosnia & Herzegovina, Bulgaria, Croatia, Cyprus, Czech Republic, Estonia, Georgia, Kazakhstan, Latvia, Lithuania, Macedonia, Moldova, Russia, Serbia, Slovakia, Slovenia, Turkey, Canada, the Caribbean Islands and Ukraine;”

2.	In clause 1.1 of the Licence Agreement the definition of “SN” shall be deleted and replaced with the following definition-

	“HUK	means Heineken UK Limited, a company registered in Scotland with number SC065527 and having its registered office at 2-4 Broadway Park, South Gyle Broadway, Edinburgh EH12 9JZ;”

All references to “SN” throughout the Licence Agreement shall be deleted and replaced with “HUK”.

3.	Insert new clause 3.4, which shall read as follows:

“It is agreed that KBE and HUK are to enter into a loan agreement on or around [March] 2013 (the “Loan Agreement”), and that HUK requires security for the performance by KBE of its obligations under the Brewing Agreement and the Loan Agreement. The parties acknowledge and agree that in the event that KBE defaults on its obligations under the Brewing Agreement and/or the Loan Agreement, HUK shall, at its option, acquire an exclusive licence from UBI (UK) to use the Trade Marks for the purpose of producing, packaging, marketing, distributing and selling the Kingfisher Products in the United Kingdom on the terms and conditions of the sub-licence agreement to be entered into between HUK, KBE, UBI (UK) and United Breweries Limited on or around the date of the Brewing Agreement (the “Heineken Sub-Licence Agreement”). In the event that the licence granted to HUK comes into force in accordance with the terms set out in the Heineken Sub-Licence Agreement, the parties agree that the terms of this Agreement shall automatically be varied as follows:

a)	the United Kingdom shall be excluded from the definition of the Territory until such time as the Heineken Sub-Licence Agreement is terminated.

For the avoidance of any doubt, the parties hereby give all necessary consents and permissions to the variation of this Agreement in accordance with this clause 3.4 and to the entry into the Heineken Sub-Licence Agreement.”

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4.	Clause 5.1 of the Distribution Agreement shall be deleted and replaced with the following-

“This Agreement shall be deemed to have commenced on 9 October 1998 and shall continue for a period of 20 years from such date (the “Initial Term”).”

This Deed of Variation shall be governed by and construed in accordance with the laws of England. The parties irrevocably submit to the exclusive jurisdiction of the Courts of England and Wales in respect of any claim, dispute or difference arising out of or in connection with this agreement.

This document is executed as a deed and is delivered and takes effect at the date written at the beginning of it.

Executed by United Breweries International (UK) Limited acting by Jerome Merchant, a director.	/s/ Jerome Merchant
Signature of director

/s/ John Fisher
In the presence of:	Signature of Witness

John Fisher
Name of Witness

119 Egloff Circle Folsom CA 95640
Address of Witness

VP of Finance
Witness’s occupation/status

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Executed by Kingfisher Beer Europe Limited acting by Damon Swarbrick, a director.	/s/ Damon Swarbick
Signature of director

In the presence of:	/s/ Mark Davis
Signature of Witness

Mark Davis
Name of Witness

Springfield House, Sandling Road Maidstone, Kent
Address of Witness

Company Secretary
Witness’s occupation/status

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